UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2021

ALLEGRO MICROSYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware		001-39675	46-2405937
(State or other jurisdiction of incorporation or organization)		Commission File Number	(I.R.S. Employer Identification No.)

955 Perimeter Road
Manchester,	New Hampshire		03103
(Address of principal executive offices)			(Zip Code)

(603) 626-2300
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALGM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 25, 2021, at the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Allegro MicroSystems, Inc. (the “Company”), the Board increased its size from ten to eleven directors and elected David Aldrich to the Board and the Audit Committee, as a Class II Director, to serve until the Company’s 2022 annual meeting of stockholders and until his successor is duly elected and qualified.
The Board has determined that Mr. Aldrich is an independent director under The Nasdaq Stock Market (“Nasdaq”) listing rules. The Board has also determined that Mr. Aldrich qualifies as an “audit committee financial expert” as that term is defined by the applicable Securities and Exchange Commission regulations and the Nasdaq listing rules, and that Mr. Aldrich is financially sophisticated.
Mr. Aldrich was elected to the Board pursuant to and as set forth in Section 1(d) of the Stockholders Agreement, dated as of September 30, 2020, by and among the Company, OEP SKNA, L.P. and Sanken Electric Co., Ltd.
In connection with his appointment, the Company entered into an indemnification agreement with Mr. Aldrich providing for the indemnification of and advancement of expenses permitted by Delaware law for claims, suits or proceedings arising out of a director’s service to the Company.
Mr. Aldrich will receive the same fees for his service as the Company’s other independent directors and members of the Audit Committee, which fees were disclosed in the Company’s prospectus filed with the SEC on February 8, 2021. Annual cash compensation and restricted stock award will be pro-rated from the date of Mr. Aldrich’s election to the Board.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
Exhibit 104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ALLEGRO MICROSYSTEMS, INC.

Date:	May 27, 2021	By:	/s/ Paul V. Walsh, Jr.
Paul V. Walsh, Jr.
Senior Vice President, Chief Financial Officer and Treasurer